Exhibit 10.1
                                                                   ------------

                                                              Execution Version

                                SIXTH AMENDMENT


            SIXTH AMENDMENT, dated as of September 7, 2004 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of April 25, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Interstate Bakeries Corporation, a Delaware corporation ("Holdings"), Interstate Brands Corporation, a Delaware corporation ("Brands" or the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), The Bank of Nova Scotia, BNP Paribas, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank International", New York Branch, and SunTrust Bank, each as a co-documentation agent, Bank of America, N.A., as syndication agent, and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

            WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement are amended as set forth below;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         SECTION 2. Amendment to Section 1.1 of the Credit Agreement [Defined Terms].

(a) Section 1.1 of the Credit Agreement is hereby further amended by deleting the pricing grid set forth in the definition of "Pricing Grid" and substituting in lieu thereof the following:

                  "Pricing Grid":  the table set forth below:

=============================================================================================================
Facility  Applicable  Applicable  Applicable  Applicable  Applicable   Applicable   Applicable   Applicable
   Fee    Margin for  Margin for  Margin for  Margin      Margin for   Margin for   Margin for     Margin
  Rate    Eurodollar      ABR     Eurodollar  for ABR     Eurodollar   ABR Tranche  Eurodollar    for ABR
           Revolving   Revolving   Tranche A  Tranche A   Tranche B         B        Tranche C   Tranche C
             Loans       Loans    Term Loans  Term Loans  Term Loans   Term Loans   Term Loans   Term Loans
-------------------------------------------------------------------------------------------------------------
  .500%      3.50%       2.50%       4.00%      3.00%       4.25%         3.25%        4.00%       3.00%
=============================================================================================================

         (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Interest Payment Date" and substitution in lieu thereof the following definition:

         "Interest Payment Date": (a) as to any ABR Loan, the last day of each month and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and the last day of each month ending during such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period, the last day of each month ending during such Interest Period and the last day of such Interest Period, (d) as to any Fixed Rate Loan, the last day of the Interest Period applicable to such Loan, the last day of each month ending during such Interest Period and, in the case of a Fixed Rate Loan with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Notice of Competitive Bid Request), the last day of each month ending during such Interest Period and each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Notice of Competitive Bid Request as Interest Payment Dates with respect to such Fixed Rate Loan, (e) as to any Money Market Rate Loan, the last day of the Interest Period applicable to such Loan and the last day of each month ending during such Interest Period, (f) as to any Loan (other than any Revolving Loan that is an ABR Loan and any Swingline Loan that is an ABR Loan), the date of any repayment or prepayment made in respect thereof and (g) as to any Loan, the Revolving Termination Date or such earlier date on which the Loans become due and payable and the Commitments are terminated.

            SECTION 3. Amendment to Section 8 of the Credit Agreement [Events of Default]. Clause (c) of Section 8 of the Credit Agreement is hereby amended by inserting "Section 6.1(a)," immediately after the phrase "any agreement contained in".

            SECTION 4. Amendment to Section 10.7 of the Credit Agreement [Adjustments; Set-off]. Clause (b) of Section 10.7 of the Credit Agreement is hereby amended by deleting the clause "upon any amount becoming due and payable by Holdings or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount" and inserting in lieu thereof the clause "upon the occurrence, and during the continuance, of an Event of Default, to set off and appropriate and apply against any of the Obligations arising under the Loan Documents".

            SECTION 5. Further Agreement Regarding Revolving Loans. Notwithstanding anything to the contrary in the Credit Agreement, including
Section 5.2 of the Credit Agreement, and unless otherwise agreed by holders of more than 66 2/3% of the sum of (1) the aggregate unpaid principal amount of the Term Loans then outstanding and (2) the Total Revolving Commitments then in effect (or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding) (the "Supermajority Lenders"), from and after September 6, 2004, the Borrower shall be permitted to make a borrowing request for Revolving Loans or Swingline Loans or for the issuance of Letters of Credit, and the Revolving Lenders shall honor such request, in accordance with the following terms:

         (a) until the later date referred to in paragraph (b) below, the aggregate amount of Revolving Loans, Swingline Loans and Letters of Credit outstanding shall not exceed $235,000,000;

         (b) from the later of September 13, 2004 and the date the Borrower delivers to the Administrative Agent a weekly cash flow forecast for the period from the September 6, 2004 through and including September 30, 2004, in form and substance satisfactory to the Administrative Agent, the aggregate amount of Revolving Loans, Swingline Loans and Letters of Credit outstanding shall not exceed $245,000,000;

         (c) from the later of September 20, 2004 and the date the Borrower delivers to the Administrative Agent preliminary financial statements for the fiscal quarter ended August 22, 2004 that demonstrate compliance with Section 7.1 of the Credit Agreement, in form and substance satisfactory to the Administrative Agent, the aggregate amount of Revolving Loans, Swingline Loans and Letters of Credit outstanding shall not exceed $255,000,000;

         (d) all Revolving Loans and Swingline Loans extended to the Borrower pursuant to this Amendment shall be deposited in [Account Number and Name] at JPMorgan Chase Bank at 270 Park Avenue, New York, New York and maintained therein pending use thereof and the Borrower shall promptly execute and deliver a blocked account agreement, in form and substance satisfactory to the Administrative Agent, in respect of the account referenced in this clause (d); and

         (e) at the time of any borrowing pursuant to this Section 5, no Event of Default shall have occurred or continue to exist other than an Event of Default, if any, arising by reason of the Borrower's failure to comply with Sections 6.4 (as to the Requirements of Law regarding timely filing of a Form 10-K), 6.6(a) and 7.1 (until the later date referred to in clause (c) above) of the Credit Agreement.

         In addition to the foregoing, (x) from and after September 8, 2004, the Borrower shall not be permitted to request Swingline Loans and (y) from and after September 26, 2004, any requests for Revolving Loans, Swingline Loans and Letters of Credit shall be approved by the Supermajority Lenders.

            SECTION 6. Payment of Expenses. In addition to its obligations under Section 10.5 of the Credit Agreement, Holdings and the Borrower agree to pay, including without limitation, (a) all out-of-pocket costs and reasonable expenses of investment bankers, financial or other advisors retained by the Administrative Agent, and (b) the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel, and any financial or other advisors, to the Administrative Agent.

            SECTION 7. Release and Acknowledgement. Each Loan Party hereby releases and discharges the Administrative Agent, the Lenders and all of the directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns of the Administrative Agent or any Lender, from all claims, counterclaims, setoffs, action and causes of action of any kind or nature whatsoever, whether known or unknown, that, directly or indirectly, arise out of, are based upon or in any manner connected with any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the date hereof, in each case, relating to the Credit Agreement or any other Loan Document, including without limitation any approval or acceptance given or denied. Each Loan Party acknowledges and agrees that such Loan Party is truly and justly indebted to the Lenders and the Administrative Agent for the Obligations, without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

            SECTION 8. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):

                  (a) the Administrative Agent (or its counsel) shall have received a counterpart of the Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower, (ii) the Guarantors and (iii) each of the Lenders constituting the Required Lenders;

                  (b) the Administrative Agent shall have received $1,000,000 from the Borrower as a retainer for the Administrative Agent's counsel and advisors and such payment shall be made either in the form of direct payment from the Borrower or by the Administrative Agent, being authorized to deduct $1,000,000 from [Account listed above] on the date of the first borrowing on or after the Effective Date; and

                  (c) the Borrower shall have paid the reasonable fees and expenses of counsel and advisors to the Administrative Agent for which invoices have been timely presented prior to the Effective Date.

            SECTION 9. Effect on the Loan Documents. (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 11. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   INTERSTATE BRANDS CORPORATION, as Borrower

                                   By:  /s/ Michael D. Kafoure
                                   --------------------------------------
                                   Name:  Michael D. Kafoure
                                   Title: President


                                   INTERSTATE BAKERIES CORPORATION, as Guarantor

                                   By:  /s/ Ronald B. Hutchinson
                                   --------------------------------------
                                   Name:  Ronald B. Hutchinson
                                   Title: Executive Vice President
                                   and Chief Financial Officer


                                   IBC SALES CORPORATION, as Guarantor

                                   By:  /s/ Michael D. Kafoure
                                   --------------------------------------
                                   Name:  Michael D. Kafoure
                                   Title: President


                                   BAKER'S INN QUALITY BAKED GOODS, LLC, as
                                   Guarantor

                                   By:  /s/ Michael D. Kafoure
                                   --------------------------------------
                                   Name:  Michael D. Kafoure
                                   Title: President


                                   IBC SERVICES, LLC, as Guarantor

                                   By:  /s/ Thomas C. Apel
                                   --------------------------------------
                                   Name:  Thomas C. Apel
                                   Title: Treasurer


                                   IBC TRUCKING, LLC, as a Guarantor

                                   By: /s/ Thomas C. Apel
                                   ________________________________
                                   Name: Thomas C. Apel
                                   Title: Treasurer


                                   JP MORGAN CHASE BANK, as Administrative
                                   Agent, an Issuing Lender and a Lender

                                   By:  /s/ Susan E. Atkins
                                   ________________________________
                                   Name:  Susan E. Atkins
                                   Title: Managing Director


                                   47TH STREET FUNDING INC.

                                   By: /s/ Jonathan Weiss
                                   ________________________________
                                   Name: Jonathan Weiss
                                   Title: Authorized Signatory

                                   AMMC CDO II, LIMITED
                                   By American Money Management Corp., as
                                   Collateral Manager
                                   (Name of Lender)

                                   By: /s/ David P. Meyer
                                   ________________________________
                                   Name: David P. Meyer
                                   Title: Vice President


                                   AMMC CDO III, LIMITED
                                   By American Money Management Corp., as
                                   Collateral Manager
                                   (Name of Lender)

                                   By: /s/ David P. Meyer
                                   ________________________________
                                   Name: David P. Meyer
                                   Title: Vice President


                                   AURUM CLO 2002-1 LTD.
                                   By Columbia Management Advisors, Inc.
                                   as Investment Manager.


                                   By: /s/ Eric S. Meyer
                                   ------------------------------------
                                   Name:  Eric S. Meyer
                                   Title: Vice President


                                   Sankaty Advisors, LLC as Collateral
                                   Manager for AVERY POINT CLO,
                                   Ltd., as Term Lender


                                   By: /s/ Diane Exter
                                   ------------------------------------
                                   Name:  DIANE EXTER
                                   Title: MANAGING DIRECTOR
                                   PORTFOLIO MANAGER


                                   BANK OF AMERICA, N.A., as Syndication Agent and a Lender

                                   By: /s/ Tyler D. Levings
                                   ------------------------------------
                                   Name:  Tyler D. Levings
                                   Title: Vice President


                                   THE BANK OF NOVA SCOTIA
                                    (Name of Lender)


                                   By: /s/ D. N. Gillespie
                                   ------------------------------------
                                   Name:  D. N. Gillespie
                                   Title: Managing Director


                                   BIG SKY SENIOR LOAN FUND, LTD.
                                   BY: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR
                                    (Name of Lender)

                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   BNP Paribas

                                   By: /s/ Jo Ellen Bender
                                   ------------------------------------
                                   Name:  Jo Ellen Bender
                                   Title: Managing Director


                                   By: /s/ Christine L. Howatt
                                   ------------------------------------
                                   Name:  Christine L. Howatt
                                   Title: Director


                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Castle Hill I - INGOTS,
                                   Ltd., as Term Lender


                                   By: /s/ Diane Exter
                                    ------------------------------------
                                   Name:  DIANE EXTER
                                   Title: MANAGING DIRECTOR
                                          PORTFOLIO MANAGER


                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Castle Hill II - INGOTS,
                                   Ltd., as Term Lender


                                   By: /s/ Diane Exter
                                   ------------------------------------
                                   Name:  DIANE EXTER
                                   Title: MANAGING DIRECTOR
                                          PORTFOLIO MANAGER


                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Castle Hill III CLO,
                                   Limited., as Term Lender


                                   By: /s/ Diane Exter
                                   ------------------------------------
                                   Name:  DIANE EXTER
                                   Title: MANAGING DIRECTOR
                                   PORTFOLIO MANAGER


                                   CoBank, ACB
                                    (Name of Lender)


                                   By: /s/ Vince J. Harper
                                   ------------------------------------
                                   Name:  Vince J. Harper
                                   Title: Vice President
                                   Phone: 303-740-4056
                                   Fax: 303-224-2595
                                   E-Mail: vharper@cobank.com


                                   Comerica Bank

                                   By: /s/ Jeffery E. Peck
                                   ------------------------------------
                                   Name:  Jeffery E. Peck
                                   Title: Vice President


                                   Commerce Bank, N.A.
                                    (Name of Lender)


                                   By: /s/ Lance Holden
                                   -----------------------------------
                                   Name:  LANCE HOLDEN
                                   Title: Senior Vice President


                                   COSTANTINUS EATON VANCE CDO V, LTD

                                   BY: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR
                                   (Name of Lender)


                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   DBS Bank Ltd.

                                   By: /s/ Kurt Wegleitner
                                   ------------------------------------
                                   Name: Kurt Wegleitner
                                   Title: Country Credit Officer


                                   EATON VANCE CDO II, LTD.
                                   BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                   ADVISOR (Name of Lender)


                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   EATON VANCE CDO III, LTD.
                                   BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                   ADVISOR (Name of Lender)


                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   EATON VANCE CDO VI, LTD. BY: EATON VANCE
                                   MANAGEMENT AS INVESTMENT ADVISOR
                                    (Name of Lender)


                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                   BY: EATON VANCE MANAGEMENT AS
                                   INVESTMENT ADVISOR
                                     (Name of Lender)


                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   EATON VANCE
                                   LIMITED DURATION INCOME FUND BY: EATON VANCE
                                   MANAGEMENT AS INVESTMENT ADVISOR
                                    (Name of Lender)


                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   EATON VANCE SENIOR
                                   FLOATING-RATE TRUST
                                   BY: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR
                                    (Name of Lender)


                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   EATON VANCE SENIOR INCOME TRUST
                                   BY: EATON VANCE MANAGEMENT AS
                                   INVESTMENT ADVISOR
                                    (Name of Lender)


                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                   By: /s/ Richard B. McGauley
                                   ------------------------------------
                                   Name:  Richard B. McGauley
                                   Title: Managing Director
                                   Babson Capital Management LLC
                                   As Collateral Manager


                                   Farm Credit Services of Minnesota
                                   Valley, PCA dba FCS Commercial Finance Group

                                   By: /s/ Jerry M. Lehnertz
                                     ------------------------------------
                                   Name:  Jerry M. Lehnertz
                                   Title: Vice President Credit


                                   Farm Credit Services of Missouri, PCA
                                    (Name of Lender)


                                   By: /s/ Michael D. Scherer
                                   ------------------------------------
                                   Name:  Michael D. Scherer
                                   Title: Vice President, Agribusiness


                                   GRAYSON & CO.

                                   BY: BOSTON MANAGEMENT AND RESEARCH AS
                                       INVESTMENT ADVISOR
                                       (Name of Lender)


                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   HARBOUR TOWN FUNDING LLC


                                   By: /s/ Diana M. Himes
                                   ------------------------------------
                                   Name:  DIANA M. HIMES
                                   Title: ASSISTANT VICE PRESIDENT


                                   LONG LANE MASTER TRUST IV

                                   By: /s/ Diana M. Himes
                                   ------------------------------------
                                   Name:  DIANA M. HIMES
                                   Title: AUTHORIZED AGENT


                                   MASSACHUSETTS MUTUAL LIFE INSURANCE

                                   By: /s/ Steven J. Katz
                                   ------------------------------------
                                   Name:  Steven J. Katz
                                   Title: Second Vice President and
                                   Associate General Counsel


                                   NATIONAL BANK OF KUWAIT, S.A.K.
                                   GRAND CAYMAN BRANCH
                                   (as a Lender)

                                   By: /s/ Robert J. McNeill
                                   ------------------------------------
                                   Name:  Robert J. McNeill
                                   Title: Assistant General Manager


                                   By: /s/ Rex E. Richardson
                                   ------------------------------------
                                   Name:  Rex E. Richardson
                                   Title: Assistant General Manager


                                   NORTHWOODS CAPITAL II, LIMITED
                                   BY: ANGELO, GORDON & CO., L.P.,
                                   AS COLLATERAL MANAGER

                                   By: /s/ Jeffery H. Aronson
                                   ------------------------------------
                                   Name:  Jeffery H. Aronson
                                   Title: Authorized Signatory


                                   NORTHWOODS CAPITAL III, LIMITED
                                   BY: ANGELO, GORDON & CO., L.P.,
                                   AS COLLATERAL MANAGER

                                   By: /s/ Jeffery H. Aronson
                                   ------------------------------------
                                   Name:  Jeffery H. Aronson
                                   Title: Authorized Signatory


                                   NORTHWOODS CAPITAL IV, LIMITED

                                   BY: ANGELO, GORDON & CO., L.P.,
                                   AS COLLATERAL MANAGER


                                   By: /s/ Jeffery H. Aronson
                                   ------------------------------------
                                   Name:  Jeffery H. Aronson
                                   Title: Authorized Signatory


                                   OXFORD STRATEGIC INCOME FUND
                                   BY: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR
                                    (Name of Lender)

                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Race Point CLO, Limited,
                                   as Term Lender

                                   By: /s/ Diane Exter
                                   ------------------------------------
                                   Name:  DIANE EXTER
                                   Title: MANAGING DIRECTOR
                                   PORTFOLIO MANAGER

                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Race Point II CLO,
                                   Ltd., as Term Lender

                                   By: /s/ Diane Exter
                                   ------------------------------------
                                   Name:  DIANE EXTER
                                   Title: MANAGING DIRECTOR
                                   PORTFOLIO MANAGER


                                   SENIOR DEBT PORTFOLIO
                                   BY: BOSTON MANAGEMENT AND RESEARCH
                                   AS INVESTMENT ADVISOR
                                    (Name of Lender)

                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   SIMSBURY CLO, LIMITED
                                   By: Massachusetts Mutual Life Insurance
                                   Company as Collateral Manager

                                   By: /s/ Steven J. Katz
                                   ------------------------------------
                                   Name: Steven J. Katz
                                   Title: Second Vice President and
                                   Associate General Counsel


                                   Smoky River CDO, L.P.,
                                   By RBC Leveraged Capital as
                                   Portfolio Advisor

                                   By: /s/ Melissa Marano
                                   ------------------------------------
                                   Name:  Melissa Marano
                                   Title: Authorized Signatory


                                   SRF 2000, INC.

                                   By: /s/ Diana M. Himes
                                   ------------------------------------
                                   Name:  DIANA M. HIMES
                                   Title: ASSISTANT VICE PRESIDENT


                                   STEIN ROE & FARNHAM CLO 1 LTD.
                                   By Columbia Management Advisors, Inc.
                                   as Portfolio Manager

                                   By: /s/ Eric S. Meyer
                                   ------------------------------------
                                   Name:  Eric S. Meyer
                                   Title: Vice President


                                   SUFFIELD CLO, LIMITED
                                   By: Babson Capital Management LLC
                                   as Collateral Manager

                                   By: /s/ Richard B. McGauley
                                   ------------------------------------
                                   Name:  Richard B. McGauley
                                   Title: Managing Director


                                   TOLLI & CO
                                   BY: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR
                                    (Name of Lender)


                                   By: /s/ Michael B. Botthof
                                   ------------------------------------
                                   Name:  Michael B. Botthof
                                   Title: Vice President


                                   Toronto Dominion (New York), Inc.
                                    (Name of Lender)

                                   By: /s/ Stacy Malek
                                   ------------------------------------
                                   Name:  STACY MALEK
                                   Title: VICE PRESIDENT


                                   TRS 1 LLC
                                   (Name of Lender)

                                   By: /s/ Edward Schaffer
                                   ------------------------------------
                                   Name:  Edward Schaffer
                                   Title: Vice President


                                   UBS AG Stamford Branch
                                   (Name of Lender)

                                   By: /s/ Willfred V. Saint
                                   ------------------------------------
                                   Name: Willfred V. Saint
                                   Title: Director
                                   Banking Products Services, US

                                   By: /s/ Winslowe Ogbourne
                                   ------------------------------------
                                   Name: Winslowe Obgourne
                                   Title: Associate Director
                                   Banking Products, US


                                   UMB Bank, N.A.

                                   By: /s/ Thomas S. Terry
                                   ------------------------------------
                                   Name:  Thomas S. Terry
                                   Title: Senior Vice President


                                   U.S. AGBANK, FCB, fka FARM CREDIT
                                   BANK OF WICHITA,
                                   as a Lender

                                   By: /s/ Patrick Zeka
                                   ------------------------------------
                                   Name:  Patrick Zeka
                                   Title: Vice President


                                   U.S. Bank
                                   National
                                   Association (Name
                                   of Lender)

                                   By: /s/ Peter W. Backer
                                   ------------------------------------
                                   Name: Peter W. Backer
                                   Title: Senior Vice President


                                   Wachovia Bank
                                    (Name of Lender)

                                   By: /s/ Eames May
                                   ------------------------------------
                                   Name:  Eames May
                                   Title: Vice President